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                                                                    EXHIBIT 23.1

                        CONSENT OF DELOITTE & TOUCHE LLP
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                                                                EXHIBIT 23.1


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of First Security Corporation on Form S-4 of our report dated February 22, 1996, appearing in the Annual Report on Form 10-K of First Security Corporation for the year ended December 31, 1995, and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Salt Lake City, Utah
February 10, 1997